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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


To the Board of Directors of
FSI International, Inc.:

          We consent to the use of our reports included or incorporated herein by reference.



                                       KPMG Peat Marwick LLP

Minneapolis, Minnesota
July 7, 1995